                                                                    Exhibit 10.1

                         SECURITIES PURCHASE AGREEMENT


 SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 28, 2000, by
                                      ---------
and between PILOT NETWORK SERVICES, INC., a Delaware corporation (the

"Company"), and Marshall Capital Management, Inc. (the "Purchaser").
 -------                                                ---------

 The Company wishes to sell to the Purchaser, and the Purchaser wishes to buy, on the terms and subject to the conditions set forth in this Agreement, shares (the "Preferred Shares") of the Company's Series A Convertible Preferred Stock,
      ----------------
par value $.01 per share (the "Preferred Stock"), and a Warrant in the form
                               ---------------
attached hereto as Exhibit A (the "Warrant"). The Preferred Shares are
                   ---------       -------
convertible pursuant to the terms of the Certificate of Designation relating to the Preferred Stock, the form of which is attached hereto as Exhibit B (the
                                                             ---------
"Certificate of Designation") into shares (the "Conversion Shares") of the
---------------------------                     -----------------
Company's common stock, par value $.001 per share (the "Common Stock").
                                                        ------------
Dividends that have accrued on Preferred Shares and remain unpaid at the end of a calendar quarter may, in certain circumstances, be paid in shares of Common Stock (the "Dividend Shares"). The Warrant is exercisable into shares of Common
            ---------------
Stock (the "Warrant Shares") in accordance with its terms. The Preferred Shares,
            --------------
the Conversion Shares, the Dividend Shares, the Warrant and the Warrant Shares are collectively referred to herein as the "Securities". Any capitalized term
                                            ----------
used herein that is not otherwise defined shall have the meaning specified therefor in the Certificate of Designation.

 The sale of the Preferred Shares and the Warrant by the Company hereunder will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") as promulgated by the
                                    ------------
Securities and Exchange Commission (the "Commission") under the Securities Act
                                         ----------
of 1933, as amended (the "Securities Act"). The Company has agreed to effect the
                          --------------
registration of the Conversion Shares, the Dividend Shares and the Warrant Shares under the Securities Act pursuant to a Registration Rights Agreement of even date herewith by and between the Company and the Purchaser (the "Registration Rights Agreement").
------------------------------

  The Company and the Purchaser hereby agree as follows:

1.  PURCHASE AND SALE OF THE PREFERRED STOCK AND WARRANT.
    ----------------------------------------------------

  1.1  Agreement to Purchase and Sell.  Upon the terms and subject to the
       ------------------------------
satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and the Purchaser agrees to purchase (A) fifteen thousand (15,000) Preferred Shares and (B) a Warrant exercisable into a number of Warrant Shares equal to twenty five percent (25%) of the aggregate number of Conversion Shares into which such Preferred Shares are convertible on the Closing Date (as defined below) at the Market Price (as defined in the Certificate of Designation) then in effect

(assuming for purposes of such calculation that none of the limitations on such conversion set forth herein or in the Certificate of Designation exist). The Warrant shall have an exercise price equal to one hundred twenty percent (120%) of the Market Price (as defined in the Warrant) and will mature on the fifth
(5th) anniversary of the Closing Date. The date on which the closing (the "Closing") of the purchase and sale of the Preferred Shares and Warrant occurs
 -------
is hereinafter referred to as the "Closing Date". The purchase price for the
                                   ------------
Preferred Shares and Warrant being purchased by the Purchaser (the "Purchase
                                                                    --------
Price") shall be equal to the Stated Value of the Preferred Shares being
-----
purchased by the Purchaser. Subject to the satisfaction or waiver of the conditions set forth herein, the Closing will be deemed to occur when the Company and the Purchaser execute and deliver this Agreement and the other Transaction Documents (as defined below), which delivery may be effected by facsimile transmission, and full payment of the Purchaser's Purchase Price has been made by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Shares and Warrant.

  1.2  Certain Definitions.  When used herein, the following terms shall have
       -------------------
 the respective meanings indicated:

  "Business Day" shall mean any day on which the Nasdaq National Market (the
   ------------
"NNM") and commercial banks in the cities of San Francisco and New York are open for business.

  "Closing Bid Price" shall mean, with respect to the Common Stock, the closing
   -----------------
bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Purchaser (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Purchaser, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

  "Trading Day" shall mean any day on which the Common Stock is purchased and
   -----------
sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.
    ----------------------------------------------------------

  The Purchaser hereby represents and warrants to the Company and agrees with the Company that, as of the date of this Agreement:

  2.1  Authorization; Enforceability. The Purchaser is duly and validly
       -----------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with full power and authority to purchase the Securities and to execute and deliver this Agreement. This Agreement and the Registration Rights Agreement each constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws.

  2.2  Accredited Investor; Purchase as Principal.  The Purchaser is an
       ------------------------------------------
accredited investor as that term is defined in Rule 501 of Regulation D, and is acquiring the Securities solely for its own account as a principal and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, the Purchaser does not agree to hold any Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

  2.3  Information.  The Company has provided the Purchaser with information
       -----------
regarding the business, operations and financial condition of the Company, and has granted to the Purchaser the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Securities. Neither such information nor any other investigation conducted by the Purchaser or any of its representatives shall modify, amend or otherwise affect the Purchaser's right to rely on the Company's representations and warranties contained in this Agreement.

  2.4  Limitations on Disposition.  The Purchaser acknowledges that, except as
       --------------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

  2.5  Legend.  The Purchaser understands that the certificates representing the
       ------
Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under such laws is available in connection with such offer or sale."

  Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of such Securities is registered pursuant to an effective registration statement and the Purchaser represents in writing to the Company that such Securities have been or are being sold pursuant to such registration statement, (B) such Securities have been publicly sold pursuant to Rule 144 ("Rule 144") and the Purchaser has delivered
                                     --------
to the Company customary Rule 144 broker's and seller's representation letters, or (C) such Securities can be publicly sold pursuant to Rule 144(k) under the Securities Act, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder promptly upon such holder's request (but in no event later than the third
(3rd) Business Day following delivery of such request).


3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
    --------------------------------------------------------

  The Company hereby represents and warrants to the Purchaser and agrees with the Purchaser that, as of the date of this Agreement:

  3.1  Organization, Good Standing and Qualification.  Each of the Company and
       ---------------------------------------------
its subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite corporate power and authority to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, the term "subsidiary" or "subsidiaries" shall mean any entity or entities in which the Company beneficially owns 20% or more of the voting equity thereof.

  3.2  Authorization; Consents.  The Company has the requisite corporate power
       -----------------------
and authority to enter into and perform its obligations under (i) this Agreement, (ii) the Registration Rights Agreement and (iii) all other agreements, documents or other instruments executed and delivered by or on behalf of the Company at the Closing (the instruments described in (i), (ii) and
(iii) being collectively referred to herein as the "Transaction Documents"), to
                                                    ---------------------
execute and file, and perform its obligations under the Certificate of Designation, to issue and sell Preferred Shares and a Warrant to the Purchaser in accordance with the terms hereof and to issue and deliver Conversion Shares and Dividend Shares in accordance with the terms of the Certificate of Designation and Warrant Shares in accordance with the terms of the Warrant. All corporate action on the part of the Company by its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents and (ii) the authorization, execution and filing of, and the performance by the Company of its obligations under, the Certificate of Designation has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market or otherwise).

  3.3   Enforcement.  Each of the Transaction Documents constitutes a valid and
        -----------
legally binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws.

  3.4  Disclosure Documents; Agreements; Financial Statements; Other
       -------------------------------------------------------------
Information. The Company has filed with the Commission all documents required to be filed with the Commission since March 31, 1999 and prior to the date hereof as required by the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act")
                                                        ------------
(collectively, the "Disclosure Documents"). The Company is not aware of any
                    --------------------
event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after such date. Each Disclosure Document, as of the date of the filing thereof with the Commission, conformed in all material respects to the requirements of the Exchange Act and, as of the date of such filing, such Disclosure Document did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements required to be filed as exhibits to the Disclosure Documents have been filed or incorporated by reference as required by the applicable provisions of the Exchange Act. Except as described on Schedule 3.4 hereto, Neither the Company nor any of its
                -------------
subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could have a material adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated hereby, by the other Transaction Documents or by the Certificate of Designation, (iii) the Securities or (iv) the ability of the Company to perform its obligations under this Agreement, the other Transaction Documents or the Certificate of Designation (collectively, a "Material Adverse
                                                              ----------------
Effect"). Except as set forth in the Disclosure
------

Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under generally accepted accounting principles, are not required to be reflected in such financial statements (including the footnotes to such financial statements) and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The written information described in paragraph 2.3 does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

  3.5  Capitalization.  The capitalization of the Company, including its
       --------------
authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and Warrant) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion and exercise of the Preferred Stock and Warrant is set forth on Schedule 3.5 hereto.
                                                            ------------
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. Except as set forth on

Schedule 3.5,  no shares of the capital stock of the Company are subject to
--------------
preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, the Company has no
             ------------
authorized and outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries.

Schedule 3.5 indicates any outstanding securities or obligations of the Company
------------
that have a preference in redemption or distribution upon liquidation that is senior or pari passu with the Preferred Stock.

  3.6  Valid Issuance. The Preferred Shares are duly authorized and, when
       --------------
issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances"), (ii) based in
                                    ------------
part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all of the rights, preferences and privileges set forth in the Certificate of Designation. The Warrant is duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances and (ii) based in part upon the representations of the Purchaser in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved for issuance and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Dividend Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Warrant Shares are duly authorized and, upon the issuance thereof in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of any Encumbrances. The Company's Board of Directors (i) has unanimously determined that the issuance and sale of the Preferred Shares and Warrant hereunder, and the consummation of the transactions contemplated hereby, by the other Transaction Documents and by the Certificate of Designation (including without limitation the issuance of the Conversion Shares upon exercise of the Preferred Shares and the Warrant Shares upon exercise of the Warrant), are in the best interests of the Company and (ii) has unanimously approved the issuance of Conversion Shares upon exercise of the Preferred Shares, the issuance of Dividend Shares in payment of Dividends and the issuance of Warrant Shares upon exercise of the Warrant.

  3.7  No Conflict with Other Instruments. Except as described on Schedule 3.7
       ----------------------------------                         ------------
hereto, neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it is bound, or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which violation or default could reasonably be expected to have a Material Adverse Effect. Except as described on Schedule 3.7 hereto, the (i)
                                                -------------
execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) execution and filing of the Certificate of Designation and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrant and the reservation for issuance and issuance of the Conversion Shares, the Dividend Shares and the Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise), on the part of holders of the Company's securities or any third party.

  3.8  Financial Condition; Taxes; Litigation.
       --------------------------------------

  3.8.1 The Company's financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents, there has been no material adverse change to the Company's business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent audited financial statements contained in the Disclosure Documents.

  3.8.2 The Company has filed all tax returns required to be filed by it and paid all taxes which are due, except for taxes which it reasonably disputes or which could not have a Material Adverse Effect.

  3.8.3 Neither the Company nor any of its subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission or any state securities commission or other governmental or regulatory entity which could have a Material Adverse Effect.

  3.8.4 Except as described in the Disclosure Documents, there is no claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its subsidiaries, or against any officer, director or employee of the Company or any such subsidiary in connection with such person's employment therewith that, individually or in the aggregate, could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

     3.9  Reporting Company; Form S-3.  The Company is subject to the reporting
          ---------------------------
requirements of the Exchange Act, has a class of securities registered under
Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register for resale, in either a primary offering by the Company or a secondary sale by a selling stockholder, shares of its Common Stock on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

  3.10   Acknowledgement of Dilution.  The Company acknowledges that the
         ---------------------------
issuance of Conversion Shares or Warrant Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Certificate of Designation and Warrant Shares in accordance with the terms of the Warrant, is unconditional and absolute regardless of the effect of any such dilution.

  3.11  Intellectual Property. The Company and its subsidiaries each has the
        ---------------------
right to use adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property rights necessary to conduct the business now operated by it, and is not aware of any infringement by a third party with respect to such rights or of any infringement by it or conflict with asserted rights of others that, in any such case, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a Material Adverse Effect.

  3.12  Registration Rights; Rights of Participation. Except as set forth on
        --------------------------------------------
Schedule 3.12, (A) the Company has not granted or agreed to grant to any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation.

  3.13  Listing on Nasdaq National Market. The Common Stock is listed on the
        ----------------------------------
Nasdaq National Market, and trading in the Common Stock on such market has not been suspended. The Company is in full compliance with the continued listing criteria of the Nasdaq National Market, and does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by this Agreement or the other Transaction Documents, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq National Market, or any other self-regulatory or governmental entity, regarding any failure or alleged failure by the Company to comply with such criteria or any other requirements of such entity or applicable law.

  3.14  Solicitation; Other Issuances of Securities.  Neither the Company nor
        -------------------------------------------
any of its subsidiaries or affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to the Purchaser or the issuance of the Conversion Shares for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

  3.15  Fees.  Except as described on Schedule 3.15 hereto, the Company is not
        ----                          -------------
obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless the Purchaser from and against any claim by any person or entity alleging that the Purchaser is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

  3.16   Regulatory Permits.  Each of the Company and its subsidiaries possesses
         ------------------
all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to so possess such certificates, authorizations or permits could not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which revocation or modification could have a Material Adverse Effect.

     3.17  Key Employees. Each person whose name is set forth on Schedule 3.17
           -------------                                         -------------
(each, a "Key Employee") is currently serving in the capacity indicated on such
          ------------
schedule on a full-time basis. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as described on Schedule 3.17, no Key Employee has borrowed money pursuant to a
             --------------
currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

     3.18  Environment.  Except as disclosed in the Disclosure Documents (i)
           -----------
there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.


4.  COVENANTS OF THE COMPANY.
    ------------------------

  4.1  Corporate Existence.  The Company shall, so long as the Purchaser or any
       -------------------
affiliate of the Purchaser beneficially owns any Preferred Shares or the Warrant, maintain its corporate existence in good standing under the jurisdiction of its incorporation and shall pay all taxes owed by it when due except for taxes which the Company reasonably disputes.

  4.2  Provision of Information.  The Company shall, so long as the Purchaser or
       ------------------------
any affiliate of the Purchaser beneficially owns any Preferred Shares or the Warrant, provide the Purchaser with copies of all materials sent to stockholders, in each such case at the same time that it mails such materials to its stockholders.

  4.3  Form D; Blue-Sky Qualification.  The Company agrees to file a Form D with
       ------------------------------
respect to the Preferred Shares and Warrant as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall take such action as is necessary to qualify the Preferred Shares and Warrant for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to the Purchaser at the Purchaser's request.

  4.4  Reporting Status.  As long as the Purchaser or any affiliate of the
       ----------------
Purchaser beneficially owns any Securities and until the date on which any of the foregoing may be sold to the public pursuant to Rule 144(k) (or any successor rule or regulation), (i) the Company shall timely file with the Commission all reports required to be so filed pursuant to the Exchange Act and
(ii) the Company shall not terminate its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination. The Company agrees to issue a press release describing the transactions contemplated by this Agreement and the other Transaction Documents and, at the same time, to file with the Commission a Form 8-K (or Form 10-K) in the form required by the Exchange Act describing the terms of the transactions contemplated by this Agreement and the other Transaction Documents, with this Agreement and all schedules and exhibits attached to such Form 8-K (or Form 10-K) as an exhibit thereto, in each case on or before the Business Day immediately following the Closing Date.

  4.5  Reservation of Common Stock. The Company shall at all times have
       ---------------------------
authorized and reserved for issuance, free from any preemptive rights, solely for the purpose of effecting conversions of the Preferred Shares and exercise of the Warrant, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Preferred Shares and exercise of the Warrant (the "Reserved
                                                                     --------
Amount"). As of the Closing Date, the Reserved Amount shall be equal to no less
------
than 200% of the number of shares of Common Stock issuable upon conversion of all of the Preferred Shares at the Market Conversion Price (as defined in the Certificate of Designation) then in effect and exercise of the Warrant in full at the Exercise Price. If, on any date (a "Reserved Amount Trigger Date"), the
                                           ----------------------------
Reserved Amount is less than 150% of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Shares then outstanding and exercise of the Warrant in full, the Company shall take action (including without limitation soliciting stockholder approval for the authorization or reservation of additional shares of Common Stock) to increase the Reserved Amount to no less than 200% of the number of shares of Common Stock into which all of the Preferred Shares then outstanding and the Warrant are convertible or exercisable, as the case may be, such increase to be effected as soon as practicable but no later than the fifth (5th) Business Day following the related Reserved Amount Trigger Date (or, in the event that stockholder approval is required for the authorization or reservation of additional shares of Common Stock, the Company shall use its best efforts to obtain such approval by the sixtieth (60th) day, but shall obtain it in no event later than the ninetieth
(90th) day, following such related Reserved Amount Trigger Date). The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of two-thirds of the Preferred Shares then outstanding. Any calculation hereunder of the number of shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrant shall be made without regard to any restriction or limitation on such conversion or exercise that may be contained herein or in the Certificate of Designation, including without limitation any restriction on the use of the Market Conversion Price during the ninety day period following the Closing Date.

  4.6  Use of Proceeds.  The Company shall use the proceeds from the sale of the
       ---------------
Preferred Shares and Warrant for general corporate purposes only, in the ordinary course of its business and consistent with past practice and, without limiting the generality of the foregoing, shall not use such proceeds to make a loan to any employee, officer, director or stockholder of the Company, to repay any loan or other obligation of the Company to any such person or to repurchase or pay a dividend on shares of Common Stock or other securities of the Company (in any such case, regardless of whether such loan or payment was authorized by the Company's Board of Directors prior to the date hereof), other than any such repurchase or payment explicitly required or permitted by the terms of this Agreement, the Certificate of Designation or the other Transaction Documents.

  4.7   Listing on Nasdaq National Market.  The Company shall (i) promptly
        ---------------------------------
following the Closing, take such action as may be necessary to include for listing all of the Conversion Shares, Dividend Shares and Warrant Shares that may be issued by the Company under the Preferred Shares and Warrant on the Nasdaq National Market, and (ii) use its reasonable commercial efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange for a minimum of five (5) years following the Closing Date.

  4.8  Use of Name.  Except as may be required by applicable law, no party shall
       -----------
use, directly or indirectly, any other party's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such other party for the specific use contemplated (which consent will not be unreasonably withheld) or as otherwise required by applicable law or regulation.

  4.9   Right of First Offer. Prior to any offer or sale by the Company of any
        --------------------
Equity Securities (as defined below) during the period beginning on the Closing Date and ending on the twelve (12) month anniversary of the Closing Date, the Company must first deliver to the Purchaser, at least twenty (20) Trading Days prior to the issuance thereof, written notice describing the proposed issuance, including the terms and conditions thereof, and the Purchaser shall have an option during the ten (10) Trading Day period following delivery of such notice to purchase all or any part of the Equity Securities being offered on the same terms as contemplated by such issuance (the "Right of First Offer"). In the
                                             --------------------
event that the Purchaser either does not give notice within such ten Trading Day period that it intends to exercise the foregoing option or informs the Company in writing that it does not intend to participate in all or any part of such issuance, the Company may offer any Equity Securities that are not purchased by the Purchaser to a third party on the same terms as were offered to the Purchaser. For purposes hereof, "Equity Security" shall mean Common Stock or any
                                 ---------------
other equity security of the Company, or any security convertible into, or exercisable or exchangeable for, Common Stock or any such equity security. The Right of First Offer will not apply to the issuance of Equity Securities pursuant to (i) an employee stock option, purchase or benefit plan or program duly adopted by the Company, (ii) any options, warrant, convertible securities or rights or agreements to purchase securities of the Company outstanding on the date hereof; (iii) any firm-commitment underwritten public offering of Equity Securities in an amount not less than $40,000,000, (iv) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination with a third party, the primary purpose of which is not the raising of capital, (v) shares of Common Stock issued upon conversion of the Preferred Shares or exercise of the Warrant, (vi) any Equity Securities issued pursuant to any equipment leasing arrangement or debt financing from a bank or other financial institution, or (vii) any Equity Securities issued in connection with strategic transactions involving the Company and third parties, including by way of example (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements (each, an "Exempt Transaction").
                                       ------------------

  4.10   Capital Raising Limitations.  Other than as set forth on Schedule 4.10,
         ---------------------------                              -------------
the Company agrees that it will not, without the Purchaser's prior written consent, (A) during the period beginning on the Closing Date and ending on the one hundred and eightieth (180th) day following the Closing Date, offer for sale, issue or sell any Equity Securities (other than in an Exempt Transaction), or (B) during the period beginning on the Closing Date and ending on the one hundred and eightieth (180th) day following the date on which the Registration Statement is declared effective by the Commission, file a registration statement relating to any Equity Securities (other than any Equity Securities issued in an Exempt Transaction).

     4.11  Management Restrictions. During (i) the period beginning on the
           -----------------------
Closing Date and ending on the date on which the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the Commission (the "Effective Date"), and (ii) the period beginning on the
                 --------------
Effective Date and ending on the one hundred and fiftieth (150th) day following the Closing Date, no Key Employee may, directly or indirectly, sell, transfer or otherwise dispose of any Common Stock held or beneficially owned by such individual, whether through the writing or purchase of options, futures or derivative instruments, or otherwise; provided, however, that the limitation set
                                      --------  -------
forth in clause (ii) above shall not apply to any sale, transfer or other disposition by a Key Employee of a number of shares of Common Stock that does not exceed, singly or in the aggregate with any other sales, transfers or other dispositions made by such Key Employee during the period described in clause
(ii), ten percent (10%) of such Key Employee's holdings of Common Stock as of the Closing Date. The Company shall obtain from each Key Employee, on or before the Closing Date, such individual's written agreement (collectively, the "Management Restriction Agreements") to be bound by the terms of this paragraph
----------------------------------
4.11.  Notwithstanding the foregoing, the restrictions set forth in this Section
4.11 shall not apply to any Key Employee after such time, if any, as the Key Employee's employment with the Company is terminated.

  4.12  Stockholder Approval.  The Company agrees that, at the next annual
        --------------------
meeting of the holders of its Common Stock, which shall be held not later than October 1, 2000, it will recommend to such holders that they approve the issuance pursuant to a Conversion at Maturity (as defined in the Certificate of Designation) of Conversion Shares and Warrant Shares in excess of the Cap Amount (as defined in the Certificate of Designation) ("Stockholder Approval"). If the
                                                 --------------------
Company does not obtain the Stockholder Approval at such meeting, the Company shall, at a meeting of the holders of its Common Stock which shall be held not later than October 1, 2001, recommend to such holders that they approve such issuance.


5.  CONDITIONS TO CLOSING.
    ---------------------

  5.1  Conditions to Purchaser's Obligations at Closing.  The Purchaser's
       -------------------------------------------------
obligations at the Closing, including without limitation its obligation to purchase the Preferred Shares and Warrant being purchased by the Purchaser, are conditioned upon the satisfaction by the Company (or waiver by the Purchaser) of each of the following events as of the Closing Date:

          5.1.1 the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date;

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Company on or before the Closing;

          5.1.3 the Closing Date shall occur on a date that is not later than June 28, 2000;

          5.1.4 the Company shall have delivered to the Purchaser a certificate, signed by an officer of the Company, certifying that (i) that the representations and warranties of the Company set forth herein are true and correct as of the Closing Date and (ii) the other conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.5 the Company shall have delivered to the Purchaser an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit 5.1.5 hereto;

          5.1.6 the Company shall have delivered to the Purchaser duly executed certificates representing the Preferred Shares and Warrant being purchased by the Purchaser against payment of the Purchase Price as specified in paragraph 1.1 above;

          5.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

          5.1.8 the Common Stock shall be listed for trading on the Nasdaq National Market and no suspension of trading in the Common Stock on such exchange shall have occurred and be continuing as of the Closing Date;

          5.1.9 the Company shall have authorized and reserved for issuance the number of shares of Common Stock required to be reserved under paragraph 4.5 hereof, and shall have provided the Purchaser with reasonable evidence thereof;

          5.1.10 the Company shall have delivered to the Purchaser the Management Restriction Agreements duly executed by each Key Employee;

          5.1.11 the Company shall have delivered to the Purchaser proposed "final" drafts of each Schedule to this Agreement, together with a proposed "final draft" of the opinion required by 5.5.1, no later than the close of business on June 26, 2000; and

          5.1.12 the Company shall have received from its outside auditors an unqualified opinion for inclusion in the Company's Form 10-K for the fiscal year ended March 31, 2000.

  5.2  Conditions to Company's Obligations at the Closing.  The Company's
       ---------------------------------------------------
obligations at the Closing are conditioned upon the satisfaction (or waiver by the Company) of each of the following events as of the Closing Date:

          5.2.1 the representations and warranties of the Purchaser shall be true and correct in all material respects as of such date as if made on such date; and

          5.2.2 the Purchaser shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by the Purchaser on or before the Closing.

6.  MISCELLANEOUS.
    -------------

  6.1  Survival.  The representations and warranties made by the parties herein
       --------
shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

  6.2  Successors and Assigns.  The terms and conditions of this Agreement shall
       ----------------------
inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Purchaser may assign its rights and obligations hereunder, in connection with any private sale or transfer of Securities pursuant to Section 2.4, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Purchaser" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement except as may be specifically provided by this Agreement or the other Transaction Documents.

  6.3  No Reliance.  Each party acknowledges that (i) it has such knowledge in
       -----------
business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of the other party in connection with entering into this Agreement, the other Transaction Documents or such transactions (other than the representations made in this Agreement or the other Transaction Documents), (iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such party.

  6.4   Injunctive Relief.  The Company acknowledges that a breach by it of its
        -----------------
obligations hereunder will cause irreparable harm to the Purchaser and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

  6.5  Governing Law; Jurisdiction.  This Agreement shall be governed by and
       ---------------------------
construed under the laws of the State of Delaware without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the County of New Castle, Delaware, for the adjudication of any dispute hereunder or under any Transaction Document or the Certificate of Designation or in connection herewith or therewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

  6.6  Counterparts.  This Agreement may be executed in any number of
       ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

  6.7  Headings; Drafting.  The headings used in this Agreement are used for
       ------------------
convenience only and are not to be considered in construing or interpreting this Agreement. The parties shall be deemed to have participated jointly in the drafting of this Agreement and the other Transaction Documents, and no provision hereof or thereof shall be construed against any party as the drafter thereof.

  6.8  Notices.  Any notice, demand or request required or permitted to be given
       -------
by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the parties as follows:

  If to the Company:

  Pilot Network Services, Inc.
  1080 Marina Village Parkway
  Alameda, California 94501
  Attn: Chief Financial Officer
  Tel: (510) 433-7800
  Fax: (510)

  with a copy to:

  Heller Ehrman White & McAuliffe LLP
  333 Bush Street
  San Francisco, California  94104
  Attn:  Timothy G. Hoxie

  Tel:  (415) 772-6000
  Fax:  (415) 772-6268

  if to the Purchaser

  Marshall Capital Management, Inc.
  11 Madison Avenue - 7th Floor
  New York, New York 10010
  Attn:  Allan Weine
  Tel:   (212) 325-0038/(312) 750-3239
  Fax:   (212) 325-6519/(312) 750-1031

  with a copy to:

  Solomon, Zauderer, Ellenhorn, Frischer & Sharp
  45 Rockefeller Plaza
  New York, New York 10111
  Attn:  Robert L. Mazzeo
  Tel:   (212) 956-3700
  Fax:   (212) 956-4068

A party may change the address to be used for delivery of notices to it hereunder by delivering written notice of such change to each other party in the manner indicated in this paragraph 6.8.

  6.9  Expenses.  The Company and the Purchaser each shall pay all costs and
       --------
expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall
                                   --------  -------
reimburse the Purchaser at the Closing for the out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred by it in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents up to the amount of forty thousand dollars ($40,000), such amount to be debited from the Purchase Price payable by the Purchaser at the Closing.

  6.10  Entire Agreement; Amendments; Waiver.  This Agreement and the other
        ------------------------------------
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Purchaser.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

PILOT NETWORK SERVICES, INC.


By: /s/ M. Marketta Silvera
    ________________________
    Name:
    Title:


MARSHALL CAPITAL MANAGEMENT, INC.


By: /s/ Allan Weine
    ________________________
     Allan Weine, President


                                      -21-